UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

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abrdn Income Credit Strategies Fund

(Name of Registrant as Specified In Its Charter)

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ABRDN INCOME CREDIT STRATEGIES FUND

1900 Market Street, Suite 200

Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 9, 2022

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of shareholders of abrdn Income Credit Strategies Fund (the “Fund”) will be held in a virtual format on November 9, 2022 at 10:00 a.m. Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposal (the “Proposal”) and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Delaware Ivy High Income Opportunities Fund, another closed-end fund, with and into the Fund.

The Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Special Meeting if you owned shares of the Fund at the close of business on August 11, 2022 (the “Record Date”). If you virtually attend the Special Meeting, you may vote your shares electronically at that time. Even if you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

All shareholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly.

The Special Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast.

The Fund wants to assure its shareholders of its commitment to ensuring that the Special Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Fund’s Board of Trustees and management.  To support these efforts, the Fund will:

•	Provide for Special Meeting attendees to begin logging into the Special Meeting at 9:30 a.m. Eastern Time on November 9, 2022, thirty minutes in advance of the Special Meeting.

•	Permit participating shareholders to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Post responses on the Fund’s webpage to questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

•	Provide the ability for participating shareholders of record to vote or revoke their prior vote by following the instructions available on the meeting website during the Special Meeting. Shares for which a shareholder is the beneficial owner, but not the shareholder of record, also may be voted electronically during the Special Meeting but only if the shareholder obtains a signed proxy (a “legal proxy”) from the record holder (stock brokerage, bank, or other nominee) giving the shareholder the right to vote the shares.

Registering to Attend the Virtual Special Meeting as a Beneficial Owner

We will admit to the Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (‘‘AST’’) at attendingameeting@astfinancial.com or call AST toll-free at 1-800-431-9643, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email ‘‘Legal Proxy’’ in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means.

Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on November 8, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

This notice and related proxy materials are first being mailed to shareholders on or about September 23, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 9, 2022: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at https://vote.proxyonline.com/aberdeen/docs/acp.pdf. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary

abrdn Income Credit Strategies Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE SPECIAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

September 14, 2022

Philadelphia, Pennsylvania

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing in the enclosed Proxy Statement or incorporated by reference into the Proxy Statement. You should carefully read the entire Proxy Statement, including the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached as Appendix A thereto, because it contains details that are not in the Questions and Answers.

Overview:

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve the issuance of additional common shares of beneficial interest (“common shares”) of abrdn Income Credit Strategies Fund (the “Fund”), a Delaware Statutory trust, in connection with the transfer of all of the assets of Delaware Ivy High Income Opportunities Fund (the “Acquired Fund”), a Delaware Statutory Trust, with and into the Fund in exchange solely for newly issued common shares of the Fund (although cash may be distributed in lieu of fractional shares), the assumption by the Fund of all or substantially all liabilities of the Acquired Fund, the distribution of the shares of the Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). The purpose of this proposal is to enable the Fund to have a sufficient number of common shares to issue to the Acquired Fund to effect the Reorganization, which is expected to occur in the first quarter of 2023.

Although the Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which the Fund’s common shares are listed) require the Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

As described more fully in the Proxy Statement, the Acquired Fund and the Fund (each, a “Fund” and together, the “Funds”) are each a closed-end management investment company with similar investment objectives, principal investment strategies and principal risks, with some differences. The Fund would be the accounting and performance survivor of the Reorganization. The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.” No changes to the investment objective, strategy, adviser, portfolio management team, fees, fund structure or policies of the Fund are being made in connection with the Reorganization, except for the application of an expense limitation, as described further below.

Separately, the shareholders of the Acquired Fund are being asked to approve the Reorganization Agreement providing for the Reorganization.

Q:	Why is the Reorganization being proposed?

A:

On August 11, 2022, Delaware Management Company (“DMC”) and abrdn Inc. entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to DMC’s business of providing investment management services with respect to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and subject to the satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.”

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including Acquired Fund shareholder approval of the Reorganization Agreement, for the Reorganization to proceed. Therefore, if Acquired Fund shareholders do not approve the Reorganization Agreement or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated with respect to the Acquired Fund.

Q:	What happens if the Proposal is not approved by the Fund shareholders?

A:	Completion of the Reorganization requires both the approval of the Reorganization Agreement by the Acquired Fund shareholders and approval of the Proposal by the Fund shareholders. If the Reorganization Agreement or the issuance of the Fund’s common shares is not approved by shareholders of the applicable Fund, the Reorganization will not be effected and the Fund’s common shares will not be issued.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Fund?

A:	The contractual advisory fee of the Fund is, and the Combined Fund would be, 1.25% of the Fund’s average daily Managed Assets. Managed Assets are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

Following the consummation of the Reorganization, the total annual operating expense ratio and the net total annual operating expense ratio after expense reimbursement of the Combined Fund are expected to be lower than those of the Fund. The net total annual operating expense ratios of the Fund and, following the consummation of the Reorganization, the net total annual operating expense ratio of the Combined Fund are expected to be as follows:

Current Expense Ratio of the Fund	Pro Forma Combined Fund
4.10%	3.19%

The estimated total annual operating expense ratio of the Combined Fund reflects the application of an expense limitation described below and includes the estimated costs associated with the Combined Fund’s anticipated use of leverage, which are excluded from such expense limitation. However, these estimates do not take into account the increase in assets that would result from the Combined Fund’s use of leverage. If the Combined Fund’s assets were increased to include assets acquired with leverage, the net total annual operating expense ratio of the Combined Fund is estimated to be 2.85% on a pro forma basis. The pro forma information for the Combined Fund is as of April 30, 2022. Pro forma combined fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

Aberdeen Asset Managers Limited (“AAML”), the investment adviser of the Fund, has contractually agreed to limit total “Other Expenses” of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Fund to 0.35% per annum of the Fund’s average daily net assets until October 31, 2024. AAML has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024. This contractual limitation may not be terminated before October 31, 2024, without the approval of the Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Fund or Combined Fund, as applicable (as defined in the 1940 Act).

The Fund or Combined Fund, as applicable, may repay any such reimbursement from AAML, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML.

Please see “Fees and Expenses” in the Proxy Statement for additional information.

Q:	How will the Reorganization affect the Fund and its shareholders?

A:	The Reorganization is expected to benefit the Fund’s shareholders in a number of important ways. The Reorganization is expected to provide greater opportunities to realize economies of scale by combining the Fund’s assets with the assets of the Acquired Fund resulting in a larger fund.

Additionally, the Reorganization is expected to help ensure the viability of the Fund by increasing scale, liquidity and marketability of the Fund. Following the consummation of the Reorganization, the total annual operating expense ratio and the net total annual operating expense ratio after expense reimbursement of the Combined Fund are expected to be lower than those of the Fund.

There can be no guarantee that any anticipated benefits will occur as a result of the Reorganization. To the extent the Acquired Fund is trading at a discount to its net asset value and the Fund is trading at a premium to its net asset value at the time of the Reorganization, Acquired Fund shareholders would have the potential for an economic benefit. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Fund prior to the Reorganization. Additionally, among other potential consequences of the Reorganization, portfolio transitioning due to the Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Combined Fund. Please see “Board Considerations” in the Proxy Statement for additional information.

Q:	Will my rights as a shareholder change as a result of the Reorganization?

A:	No. Your rights as a shareholder will not change as a result of the Reorganization.

Q:	How will the Reorganization be effected?

A:	Assuming the Acquired Fund’s shareholders approve the Reorganization and the Fund’s shareholders approve the Proposal, the Acquired Fund will transfer all of its assets to the Fund in exchange for common shares of the Fund (although shareholders of the Acquired Fund may receive cash for fractional shares), and the assumption by the Fund of all or substantially all liabilities of the Acquired Fund.

If the Reorganization is completed, shareholders of the Acquired Fund will become shareholders of the Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the Acquired Fund held by Acquired Fund shareholders immediately prior to the Reorganization (although shareholders may receive cash for fractional shares).

The valuation procedures for the Acquired Fund, on the one hand, and the Fund, on the other hand, differ in one significant respect as it relates to the Funds. For purposes of determining an Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganization is consummated. For example, assuming the transfer of the Acquired Fund’s portfolio holdings to the Fund, if the Fund’s valuation procedures were used to value the Acquired Fund’s corporate, municipal and convertible fixed income holdings as of July 22, 2022, the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.22%.

Q:	Will the Reorganization impact Fund distributions to shareholders?

A:	The Fund currently pays a monthly distribution of $0.10 per share. The Combined Fund expects to pay a monthly distribution of $0.10 per share, which is the same as the current monthly distribution of the Fund.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Fund and make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?

A:	The Combined Fund will be advised by AAML, the Fund’s current adviser, and sub-advised by abrdn Inc., the Fund’s current sub-adviser. Furthermore, the Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. No changes are proposed to the Fund’s investment objective or strategies.

v

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization that impacts Fund shareholders?

A:

The Acquired Fund is required to pay back its outstanding leverage in connection with the closing of the Reorganization.  In order to minimize transaction and other transition costs, it currently is anticipated that the credit facility of the Fund will be used to pay back the Acquired Fund’s outstanding leverage in connection with the closing of the Reorganization.  Accordingly, except for non-transferable securities and securities sold in the ordinary course of business, it is currently expected that none of the securities held by the Acquired Fund will be sold by the Acquired Fund in anticipation of the Reorganization; however, the Acquired Fund may determine to dispose of less liquid securities in advance of the Reorganization if deemed advisable in connections with effecting the Reorganization.  There is no guarantee that the credit facility of the Fund will be available to pay back the Acquired Fund’s outstanding leverage (in whole or in part), in which case the Acquired Fund may have to sell securities to pay back its outstanding leverage in connection with the closing of the Reorganization.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. The Combined Fund may not be invested consistently with its investment strategies or AAML’s investment approach while such realignment occurs. Based on current market conditions and assuming that the Acquired Fund’s holdings are the same as they were on March 31, 2022, the Fund’s investment team anticipates that approximately two-thirds of the portfolio rebalancing will occur in less than one week following the close of the Reorganization, with the remaining occurring over the following 3-4 weeks following the closing of the Reorganization. Sales and purchases of less liquid securities could take longer. Based on the Fund’s holdings as of March 31, 2022, the Combined Fund expects to sell approximately 50% of its portfolio following the closing of the Reorganization. Transaction costs (including brokerage commissions, transaction charges and related fees) associated with such sales and purchases made by the Combined Fund after the closing of the Reorganization will be borne by the shareholders of the Combined Fund. If the Reorganization was completed on July 18, 2022, the transaction costs anticipated to be incurred in portfolio transitioning are estimated to be approximately $968,000 (or 26 bps of the Combined Fund’s estimated assets as of July 18, 2022). The foregoing estimates are subject to change depending on the composition of the portfolio holdings transferred to the Fund at closing and market circumstances when the portfolio transitioning occurs.

Q:	Who will pay for the costs associated with the Meeting and the Reorganization?

A:	abrdn Inc. and AAML and their affiliates and DMC, the investment manager of the Acquired Fund, and its affiliates will bear expenses incurred in connection with the Meeting and the Reorganization, except as otherwise agreed, whether or not the Reorganization is consummated. The expenses of the Reorganization, including the expenses of the Meeting, are estimated to be approximately $575,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

Q:	Is the Reorganization expected to be taxable to shareholders of the Fund?

A:	No. The Reorganization is not expected to be a taxable event for shareholders of the Fund. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences. For example, if the Reorganization was completed on March 31, 2022, it is estimated that approximately $13.37 million, or $0.27 per share, in capital losses would have resulted from portfolio transitioning in the Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization is dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

Q:	How does the Board of Trustees of the Fund suggest that I vote?

A:	The Board of Trustees of the Fund recommends that you vote “FOR” the Proposal.

Q:	How do I vote my proxy?

A:	All shareholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly.

The Special Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast.

We will admit to the Special Meeting (1) all shareholders of record at the close of business on August 11, 2022 (the “Record Date”), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (‘‘AST’’) at attendingameeting@astfinancial.com or call AST toll-free at 1-800-431-9643, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email ‘‘Legal Proxy’’ in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means.

Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on November 8, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

Q:	Who do I contact for further information?

A:	If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call 1-800-431-9643.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

ABRDN INCOME CREDIT STRATEGIES FUND

(the “Fund”)

1900 Market Street, Suite 200

Philadelphia, PA 19103

PROXY STATEMENT

For the Special Meeting of Shareholders

to be held on November 9, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund’s Board of Trustees (the “Board” with members of the Board being referred to as “Trustees”) to be voted at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held in a virtual meeting format, on November 9, 2022 and at any adjournments or postponements thereof. A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about September 23, 2022.

The purpose of the Meeting is to consider and act upon the following proposal (the “Proposal”) and to consider and act upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof:

To approve the issuance of additional common shares of beneficial interest (“common shares”) of the Fund in connection with the reorganization of Delaware Ivy High Income Opportunities Fund (the “Acquired Fund”), another closed-end fund, with and into the Fund (the “Reorganization”)

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies received will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy card, giving written notice to Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by virtually attending the Meeting and voting online. Shareholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their proxy card.

The Fund wants to assure its shareholders of its commitment to ensuring that the Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Fund’s Board of Trustees and management.  To support these efforts, the Fund will:

•	Provide for Meeting attendees to begin logging into the Meeting at 9:30 a.m. Eastern Time on November 9, 2022, thirty minutes in advance of the Meeting.

•	Permit participating shareholders to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Post responses to questions relevant to Meeting matters that are not answered during the Meeting due to time constraints on the Acquired Fund’s webpage.

•	Provide the ability for participating shareholders of record to vote or revoke their prior vote by following the instructions available on the meeting website during the Meeting. Shares for which a shareholder is the beneficial owner, but not the shareholder of record, also may be voted electronically during the Meeting but only if the shareholder obtains a signed proxy (a “legal proxy”) from the record holder (stock brokerage, bank, or other nominee) giving the shareholder the right to vote the shares.

We will admit to the Meeting (1) all shareholders of record on August 11, 2022 (the “Record Date”), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (‘‘AST’’) at attendingameeting@astfinancial.com or call AST toll-free at 1-800-431-9643, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email ‘‘Legal Proxy’’ in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means.

Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on November 8, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

You may also call 1-800-431-9643 for information on how to obtain directions to be able to register to attend the Meeting.

The Board has fixed the close of business on August 11, 2022, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders of the Fund as of the Record Date will be entitled at the Meeting to one vote for each share held and a proportionate share of one vote for each fractional share held. As of the Record Date, 24,509,752 shares of the Fund were issued and outstanding.

The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ACP” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “IVH” and would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The Board of Trustees of the Fund believes that the Reorganization may benefit the Fund and its shareholders, including through economies of scale that could result from the increased total assets of the Fund. The Trustees considered that increased assets of the Fund following the Reorganization may provide the Fund with additional liquidity and may decrease the total expense ratio of the Fund by spreading fixed expenses over a larger asset base. The Trustees also noted that AAML, the investment adviser to the Fund, has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024.

After careful consideration, the Board of Trustees of the Fund recommends that you vote “FOR” the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 9, 2022 in a virtual meeting format. The proxy materials are available on the Internet at https://vote.proxyonline.com/aberdeen/docs/acp.pdf.

The Fund’s annual report for the fiscal year ended October 31, 2021, and the Acquired Fund’s annual report for the fiscal year ended September 30, 2021, and any more recent reports for the Fund and the Acquired Fund filed after the date hereof, may be obtained without charge:

for the Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Income Credit Strategies Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnacp.com

for the Acquired Fund:

By Phone:	(866) 437-0252
By Mail:	Delaware Ivy High Income Opportunities Fund
100 Independence 610 Market Street
Philadelphia, PA 19106
By Internet:	delawarefunds.com/closed-end

The Fund and the Acquired Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (“SEC”). You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement sets forth concisely the information that shareholders of the Fund should know before voting on the Proposal. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE FUND’S SHARES TO BE ISSUED IN THE REORGANIZATION OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL

To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Delaware Ivy High Income Opportunities Fund, another closed-end fund, with and into the Fund

General

The proposed Reorganization seeks to combine the Acquired Fund with and into the Fund (together, the “Funds”) to ensure the viability of the Funds, increasing scale, liquidity and marketability. The consolidation of the Acquired Fund with the Fund would be effected pursuant to an Agreement and Plan of Reorganization between the Fund and the Acquired Fund (the “Reorganization Agreement”), and is subject to the approval of the Acquired Fund’s shareholders. The Reorganization has been approved by the Fund's Board, but does not require approval by the Fund's shareholders. Shareholders of the Fund, however, are being asked to approve the Proposal to enable the Fund to issue the shares necessary to complete the Reorganization. Although the Fund will continue its legal existence and operations after the Reorganization, the rules of the NYSE (on which the Fund’s common shares are listed) require the Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

Following the Reorganization, shareholders of the Fund will experience an increase in the assets under management and a reduction in the Fund’s total expense ratio. The Reorganization is expected to benefit the Fund’s shareholders in a number of important ways. The Reorganization is expected to provide greater opportunities to realize economies of scale by combining the Fund’s assets with the assets of the Acquired Fund resulting in a larger fund.

There are no proposed changes to the current investment objective, strategies, structure or policies of the Fund as a result of the Reorganization, including the Fund’s monthly distribution policy. The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to shareholder approval of the Reorganization Agreement by the shareholders of the Acquired Fund and of the issuance of Fund common shares by the shareholders of the Fund, the Reorganization Agreement provides for:

●	the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund (although shareholders may receive cash for fractional shares);

●	the assumption by the Fund of all or substantially all liabilities of the Acquired Fund;

●	the distribution of common shares of the Fund to the shareholders of the Acquired Fund; and

●	the complete liquidation of the Acquired Fund.

It is expected that the Reorganization will occur in the first quarter of 2023.

The aggregate net asset value (not the market value) of Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund common shares held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares). The market value of the common shares of the Fund after the Reorganization may be more or less than the market value of the common shares of the Fund prior to the Reorganization.

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Fund will be valued pursuant to the Fund’s valuation procedures as approved by the Board of Trustees of the Fund. The valuation procedures for the Acquired Fund, on the one hand, and the Fund, on the other hand, differ in one significant respect as it relates to the Funds.

For purposes of determining the Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated. For example, assuming the transfer of the Acquired Fund’s portfolio holdings to the Fund, if the Fund’s valuation procedures were used to value the Acquired Fund’s corporate, municipal and convertible fixed income holdings as of July 22, 2022, the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.22%.

The Acquired Fund is required to pay back its outstanding leverage in connection with the closing of the Reorganization.  In order to minimize transaction and other transition costs, it currently is anticipated that the credit facility of the Fund will be used to pay back the Acquired Fund’s outstanding leverage in connection with the closing of the Reorganization.  Accordingly, except for non-transferable securities and securities sold in the ordinary course of business, it is currently expected that none of the securities held by the Acquired Fund will be sold by the Acquired Fund in anticipation of the Reorganization; however, the Acquired Fund may determine to dispose of less liquid securities in advance of the Reorganization if deemed advisable in connections with effecting the Reorganization.  There is no guarantee that the credit facility of the Fund will be available to pay back the Acquired Fund’s outstanding leverage (in whole or in part), in which case the Acquired Fund may have to sell securities to pay back its outstanding leverage in connection with the closing of the Reorganization.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. The Combined Fund may not be invested consistently with its investment strategies or Aberdeen Asset Managers Limited’s (“AAML”) investment approach while such realignment occurs. Based on current market conditions and assuming that the Acquired Fund’s holdings are the same as they were on March 31, 2022, the Fund’s investment team anticipates that approximately two-thirds of the portfolio rebalancing will occur in less than one week following the close of the Reorganization, with the remaining occurring over the following 3-4 weeks following the closing of the Reorganization. Sales and purchases of less liquid securities could take longer. Based on the Fund’s holdings as of March 31, 2022, the Combined Fund expects to sell approximately 50% of its portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with such sales and purchases, these will be borne by the Combined Fund. The portfolio transitioning may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Combined Fund. For example, if the Reorganization was completed on March 31, 2022, it is estimated that approximately $13.37 million, or $0.27 per share, in capital losses would have resulted from portfolio transitioning in the Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization is dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquired Fund is a Delaware statutory trust and a non-diversified closed-end management investment company. The Fund is a Delaware statutory trust and a diversified closed-end management investment company. The Acquired Fund and the Fund have different investment advisers. Delaware Management Company (“DMC”) is the investment manager of the Acquired Fund. AAML is the investment adviser of the Fund, and abrdn Inc. is the investment sub-adviser of the Fund. The Funds have similar investment objectives, principal investment strategies and principal risks, with some differences. The investment objectives, principal investment strategies, principal risks and distribution procedures of the Combined Fund will be the same as those of the Fund.

The Acquired Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation, whereas the Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction.

Board Considerations

The Board requests that, at the Meeting, shareholders of the Fund approve the issuance of additional common shares of the Fund in connection with the Reorganization.

At its special telephonic meeting held on August 8, 2022, the Board, including a majority of the Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act (the “Independent Trustees”), approved the issuance of additional common shares in connection with the Reorganization and the Reorganization Agreement. In approving the issuance of additional common shares in connection with the Reorganization and the Reorganization Agreement, the Board determined that the issuance of additional common shares in connection with the Reorganization is in the best interest of the Fund and its shareholders. The Board considered a number of factors in reaching its determinations, including, but not limited to, the following:

●	the representation by AAML and abrdn, Inc. that the investment objectives, principal investment strategies, principal risks and distribution procedures of the Combined Fund will be the same as those of the Fund;

●	that AAML and abrdn Inc. and their affiliates and DMC and its affiliates will bear expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. The Trustees also noted that, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization;

●	the potential effect of the Reorganization on the total annual operating expense ratio of the Combined Fund following the Reorganization. The Board noted that, following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be less than the current total annual operating expense ratio of the Fund;

●	that AAML has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024. This contractual limitation may not be terminated before October 31, 2024, without the approval of the Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Fund or Combined Fund, as applicable (as defined in the 1940 Act);

●	the differences in the valuation policies between the Acquired Fund and the Fund. The Board noted that, at the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Fund will be valued pursuant to the Fund’s valuation procedures as approved by the Board of Trustees of the Fund, and that for purposes of determining the Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated;

●	the existence of a separate agreement between DMC and abrdn Inc. (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to DMC’s business of providing investment management services with respect to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern; and

●	that the Fund would be the accounting and performance survivor of the Reorganization.

The Board’s determination to approve the Reorganization Agreement and the issuance of common shares was made on the basis of each Trustee’s business judgment after consideration of all the factors taken as a whole with respect to the Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of materiality to various factors.

Information about the Reorganization

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement), the Acquired Fund will transfer all of its assets to the Fund and the Fund will assume all or substantially all liabilities of the Acquired Fund in exchange solely for newly issued common shares of the Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (although cash may be issued in lieu of fractional shares, which may be taxable). The Reorganization, together with related acts necessary to consummate the same, is anticipated to occur in the first quarter of 2023 (the “Closing Date”). As soon as practicable after the Closing Date, the Acquired Fund will dissolve pursuant to Delaware law.

The distribution of Fund common shares to the Acquired Fund’s shareholders will be accomplished by, to the extent that shareholders do not have accounts on the books of the Fund, opening new accounts on the books of the Fund in the names of the shareholders of the Acquired Fund, and transferring to those shareholder accounts Fund common shares. Each newly-opened account on the books of the Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Fund common shares due to such shareholder.

Outstanding Shares

As of the Record Date, the Fund had 24,509,752 common shares outstanding and 1,600,000 Preferred Shares outstanding.

Board Recommendation

The Board recommends that shareholders of the Fund vote “FOR” the Proposal.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. A form of Reorganization Agreement is attached as Appendix A to the Proxy Statement.

Calculation of Number of Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be converted into Fund shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund to the net asset value per share of the Fund. Cash may be issued in lieu of fractional shares. In the event Acquired Fund shareholders would be entitled to receive fractional Fund shares, the Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund shareholders, and each such Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Fund shares, the Fund’s transfer agent will act directly on behalf of the Acquired Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, approval by shareholders of the Acquired Fund of the Reorganization Agreement and each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Fund and the Board of the Acquired Fund, make proceeding with the Reorganization inadvisable; (ii) if one party breaches any representation, warranty or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date and it is not cured within 30 days after being provided notice by the non-breaching party; or (iii) if the Agreement referred to in “AGREEMENT BETWEEN DMC AND ABRDN INC.” below is validly terminated.

Expenses of the Reorganization

AAML and abrdn Inc. and their affiliates and DMC and its affiliates will bear expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. The expenses of the Reorganization are estimated to be approximately $575,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

COMPARISON OF THE FUND AND THE COMBINED FUND

The Combined Fund will be managed by AAML, the Fund’s current adviser, and abrdn Inc., the Fund’s current sub-adviser. Furthermore, the Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. Additionally, the investment objectives, principal investment strategies, principal risks and distribution procedures of the Combined Fund will be the same as those of the Fund.

Fees and Expenses

Below is a comparison of the fees and expenses of the Fund before and after the Reorganization based on the expenses for the fiscal period ended April 30, 2022. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical.

Future fees and expenses may be greater or lesser than those indicated below.

	Fund	Pro Forma Combined Fund
Common Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	None	None
Offering expenses (as a percentage of offering price)(1)	None	None
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)
Fee for Open Market Purchases of Common Shares	$0.02 (per share)(2)	$0.02 (per share)(2)
Fee for Optional Shares Purchases	$5.00 (max)(2)	$5.00 (max)(2)
Sales of Shares Held in a Dividend Reinvestment Account	$0.12 (per share) and $25.00 (max)(2)	$0.12 (per share) and $25.00 (max)(2)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(3)	2.09%	1.88%
Interest expense(4)	0.76%	0.60%
Dividends on Preferred Shares	0.89%(5)	0.45%(5)
Other expenses	0.55%	0.37%
Acquired Fund Fees and Expenses(6)	0.01%	0.01%
Total annual expenses	4.30%	3.31%
Less: expense reimbursement	0.20%(7)	0.12%(7)
Total annual expenses after expense reimbursement	4.10%(7)	3.19%(7)

(1)

No sales load will be charged in connection with the issuance of Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Fund but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

Shareholders who participate in the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. Fees for Computershare Trust Company N.A. (the “Plan Agent”) for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)

The contractual advisory fee of the Fund and Combined Fund is 1.25% of the Combined Fund’s average daily Managed Assets. Managed Assets are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note (5) below.

(4)

For the Fund, the percentage in the table is based on total borrowings of $110,000,000 (the balance outstanding under the Fund’s credit facility as of April 30, 2022, representing approximately 30.4% of the Fund’s Managed Assets) and an average interest rate during the fiscal period ended April 30, 2022 of 1.44%.

For the Combined Fund, the percentage in the table is based on estimated total borrowings under a credit facility of $197,000,000 (representing approximately 28.2% of the Combined Fund’s Managed Assets and an average interest rate of 1.44%.

There can be no assurances that either Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which either Fund borrows will not change, or that either Fund’s use of leverage will be profitable.

(5)	Based on 1,600,000 shares of Preferred Shares outstanding as of April 30, 2022, with an aggregate liquidation preference of $40 million and an annual dividend rate equal to 5.250% of such liquidation preference. The costs associated with the Preferred Shares are borne entirely by common shareholders.

(6)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Acquired fund fees and expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(7)	Aberdeen Asset Managers Limited (“AAML”), the investment adviser of the Fund, has contractually agreed to limit total “Other Expenses” of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Fund to 0.35% per annum of the Fund’s average daily net assets until October 31, 2024. AAML has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024. This contractual limitation may not be terminated before October 31, 2024, without the approval of the Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Fund or Combined Fund, as applicable (as defined in the 1940 Act).

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of the Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
Fund	$41	$129	$217	$444
Pro Forma Combined Fund	$32	$101	$172	$360

* The example should not be considered a representation of future expenses or rate of return and actual Combined Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown and (iii) the expense reimbursement agreement for the Fund limiting “Other expenses” as a percentage of net assets attributable to common shares of the Fund to 0.35% per annum of the Fund’s average daily net assets is only in effect through October 31, 2024, and (iv) the expense reimbursement agreement for the Combined Fund limiting “Other expenses” as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets is only in effect for a period of one year from the date of the Reorganization closing as described in note (7) above, and at 0.35% for a period thereafter through October 31, 2024.

The example includes Dividends on Preferred Shares for the Fund. If Dividends on Preferred Shares for the Fund were not included in the example calculation, the expenses for the Fund for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $32, $103, $175 and $367.

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with, the proceeds of such leverage). The Combined Fund anticipates using leverage similarly to the Fund’s use thereof.

The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund utilizes leverage, what percentage of its assets such leverage will represent.

As of April 30, 2022 the Fund had aggregate leverage from the issuance of Preferred Shares (defined below) and borrowings as a percentage of its total assets of 41.4%.

If the Reorganization had occurred on April 30, 2022, the leverage ratio for the Combined Fund would have been 33.9%.

Accounting and Valuation Policies, Impact to the Combined Fund’s NAV

The valuation procedures for the Acquired Fund, on the one hand, and the Fund, on the other hand, differ in one significant respect as it relates to the Funds. For purposes of determining an Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganization is consummated. For example, assuming the transfer of the Acquired Fund’s portfolio holdings to the Fund, if the Fund’s valuation procedures were used to value the Acquired Fund’s corporate, municipal and convertible fixed income holdings as of July 22, 2022, the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.22%.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUND

Description of Common Shares to be Issued by the Fund

Shareholders of the Combined Fund will have the same rights as they did as shareholders to the Fund.

Shareholders of the Combined Fund will have the same rights as they did as shareholders to the Fund. The Fund’s Declaration of Trust authorizes an unlimited number of shares, par value $0.001 per share. If the Proposal is approved by shareholders of the Fund and the Reorganization is consummated, the Fund will issue common shares to the holders of common shares of the Acquired Fund based on the relative per share net asset value of the Fund and the net asset value of the assets of the Acquired Fund, in each case as of the date of the Reorganization. Fund shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Capitalization

The table below sets forth the capitalization of the Acquired Fund and the Fund as of August 31, 2022, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date. As shown below, it is anticipated that the NAV of Fund shareholders’ shares would decrease due to the valuation differences described in this Proxy Statement and Fund assets would increase. Please see “Accounting and Valuation Policies, Impact to the Combined Fund’s NAV” for additional information.

	Acquired Fund	Fund	Adjustments		Pro Forma Combined Fund
Net Assets (all classes)	$198,827,167	$183,113,336	$(707,549	)(a)	$381,232,953
Common Shares Outstanding(b)	16,570,000	24,798,966	10,371,350	(c)	51,740,316
Net Asset Value Per Common Share	$12.00	$7.38	$(12.01	)(a)(c)	$7.37
Preferred Shares Outstanding	None	1,600,000	None		1,600,000
Liquidation Preference per Preferred Share	None	$25	None		$25

(a)	For purposes of determining the Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Fund values such securities at the bid price provided by third-party pricing vendors.
(b)	Based on the number of outstanding common shares as of August 31, 2022.
(c)	Reflects the conversion of Acquired Fund shares for Fund shares as a result of the Reorganization.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION AND REQUIREMENTS

Quorum

A quorum of shareholders is constituted by the presence at the Meeting, virtually or by proxy, of one-third of the shares entitled to vote.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The Proposal is considered “non-routine,” so brokers will not have discretionary voting power with respect to the Proposal, and the Acquired Fund does not expect to receive any broker non-votes.

Abstentions will be considered as votes cast and, accordingly, will have the same effect as votes “AGAINST” the Proposal.

Adjournments

The Chairman, the Trustees (or their designees) or a majority of votes properly cast, whether or not a quorum is present, may adjourn the Meeting one or more times, without further notice to a date not later than 120 days after the Record Date.

Appraisal Rights

Shareholders do not have dissenters’ rights of appraisal in connection with the Proposal.

Vote Required for the Proposal

The Proposal requires the affirmative vote of a majority of shares represented in person or by proxy and entitled to vote.

INVESTMENT ADVISER, INVESTMENT SUB-ADVISER, ADMINISTRATOR AND SUB-ADMINISTRATOR

AAML, located at Bow Bells House, 1 Bread Street, London, United Kingdom EC4M 9HH, serves as the investment adviser for the Fund. abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as the investment sub-adviser for the Fund. abrdn Inc. serves as administrator to the Fund. State Street Bank & Trust Company, located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as sub-administrator to the Fund.

AGREEMENT BETWEEN DMC AND ABRDN INC.

DMC and abrdn Inc. have entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to DMC’s business of providing investment management services with respect to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.”

Section 15(f) of the 1940 Act is a non-exclusive safe harbor provision that permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an “assignment” (as defined in the 1940 Act) of an investment advisory contract with such registered investment company, provided that two conditions are satisfied. First, during the three-year period after such transaction, at least 75% of the members of the investment company’s board of trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden,” as that term is described in Section 15(f), must not be imposed on such registered investment company as a result of such transaction or any express or implied terms, conditions, or understandings relating to such transaction during the two-year period after the date on which any such transaction occurs. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

DMC intends to qualify for the “safe harbor” provided by Section 15(f), and consequently: (i) for a period of three years after the Closing Date, at least 75% of the trustees of the Combined Fund will not be “interested persons” (as defined in the 1940 Act) of AAML, abrdn Inc. or DMC, and (ii) for a period of two years after the Closing Date, no “unfair burden,” as defined in the 1940 Act, will be imposed on the Combined Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

SHAREHOLDER INFORMATION

As of August 11, 2022, to the Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned
First Trust Portfolios L.P./ First Trust Advisors L.P. / The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	2,585,540	11.11%

UBS Group AG(2) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	Preferred Shares/Beneficial Owner	592,205	37.01%

(1) Based solely upon information presented in a Schedule 13G/A filed January 24, 2022, jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P.

(2) Based solely upon information presented in a Schedule 13G/A filed January 28, 2022, by UBS Group AG.

Security Ownership of Management

As of August 11, 2022, the officers and Trustees of the Fund, in the aggregate, owned less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION

Solicitation and Voting of Proxies

AST Fund Solutions, LLC (“AST”) has been retained to assist in the solicitation of proxies and will receive an estimated fee of $15,500 to $49,000 and be reimbursed for its reasonable expenses. Total payments for the Fund to AST are expected to be between approximately $25,500 and $59,000. The Fund will not pay these costs.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 23, 2022. As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) acts as the independent registered public accounting firm for the Fund for the current fiscal year and the fiscal year ended October 31, 2021. Although it is not expected that a representative of KPMG will attend the Meeting, a representative will be available by telephone to make a statement to the shareholders, if the representative wishes to do so, and to respond to shareholder questions, if any.

Shareholder Proposals

If a shareholder intends to present a proposal, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2023 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than November 21, 2022.

Shareholders wishing to present proposals, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2023 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than December 25, 2022 and no later than 5:00 p.m., Eastern Time, on January 24, 2023 in the form prescribed from time to time in the Fund’s bylaws.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103 or call the Fund at 1-800-522-5465.

Trustees Attendance at Annual Meetings of Shareholders

The Fund has not established a formal policy with respect to Trustee attendance at annual meetings of shareholders.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o abrdn Inc., the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

Incorporation by reference

The documents listed below are incorporated by reference into this Proxy Statement and deemed to be part of this Proxy Statement:

•	the Semi-Annual Report to shareholders of the Fund for the fiscal period ended April 30, 2022 (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-078666);

•	the Annual Report to shareholders of the Fund for the fiscal year ended October 31, 2021 (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-007368);

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

By Phone:	1-800-522-5465
By Mail:	abrdn Income Credit Strategies Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnacp.com

Other Business

AAML knows of no business to be presented at the Meeting, other than the Proposal set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO VIRTUALLY ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

Megan Kennedy, Secretary

abrdn Income Credit Strategies Fund

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2023, by and between abrdn Income Credit Strategies Fund, a Delaware statutory trust (the “Acquiring Fund”), and Delaware Ivy High Income Opportunities Fund, a Delaware statutory trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). [Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3 and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940, joins this Agreement solely for purposes of paragraphs 5.12, 8.2, 11.1, 11.2 and 11.3.]

The reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and of the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, each of Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust and the investment adviser to the Acquired Fund (“Seller”) and abrdn Inc. (“Purchaser”), have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.            The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.            Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred [whether accrued or contingent, known or unknown], including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3.            Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus or as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all or substantially all liabilities of the Acquired Fund whether accrued or contingent, known or unknown (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.            Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders (together with any cash distributed to Acquired Fund Shareholders in lieu thereof, pursuant to paragraph 2.3) shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.           Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.        Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date as the Acquired Fund’s existence is terminated.

1.7.            Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.         Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”) all steps as may be necessary or appropriate to effect a complete deregistration, liquidation and dissolution of the Acquired Fund.

2.	VALUATION

2.1.            Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Trustees; provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.2.            Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.3.            Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. [No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account.] In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.            Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.            Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on or about February 17, 2023, or such other date or place as an officer the Acquiring Fund and Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.            Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

3.3.            Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.            Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.            Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund at least [ ] days prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.            Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)            The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)            At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e)            The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)            All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)            Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2022, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)            Since September 30, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(l)            The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)            The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the closing date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)            The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)            All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.            Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)            The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c)            The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(e)            The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)            The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)            The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)            Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at October 31, 2022, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)            Since October 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)            The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s Shares.

(o)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.            Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except to the extent agreed in advance with the Acquiring Fund.

5.2.            No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.            Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.            Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.            Shareholder Meeting. The Acquired Fund has called a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.            Proxy Statement/Prospectus. The Acquired Fund has provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.            Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.            Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.            Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.            Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.            Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.            Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations thereunder.

6.	CONDITIONS PRECEDENT

6.1.            Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)            The Acquiring Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)            The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)            The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)            The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi)            The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)            To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.            Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(c)            The Acquired Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(d)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquiring Fund, shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)            The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)            The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(v)            The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)            The outstanding shares of the Acquired Fund are registered under the 1933 Act and its registration is in full force and effect; and

(vii)            To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.            Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)            The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)            Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)            The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquired Fund.

(d)            The Registration Statement on Form N-14 of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(h)            BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)            The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)            The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)           The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)            The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)            No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of Acquired Fund;

(iii)            No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)            No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)            The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)            The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)            Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

(viii)            The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)            The Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(k).

7.	INDEMNIFICATION

7.1.            Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.            Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.            Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4.            Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.            No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.            Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.            Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.            Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date which breach would give rise to the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, if not cured within 30 days after being provided notice by the non-breaching party. Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Delaware Ivy High Income Opportunities Fund

610 Market Street

Philadelphia, PA 19106-2354
Attention: David F. Connor, Esq.

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018
Attention: Michael Mabry, Esq. and E. Taylor Brody, Esq.

If to the Acquiring Fund:

abrdn Income Credit Strategies Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.            Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.            The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

11.3.            In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.            Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.            Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.            Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.            Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.            Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND	ABRDN INCOME CREDIT STRATEGIES FUND

By:	By:
Name:	Name:
Title:	Title:

DELAWARE MANAGEMENT COMPANY, A SERIES OF MACQUARIE INVESTMENT MANAGEMENT BUSINESS TRUST agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	ABRDN INC. agrees to the provisions of paragraphs 5.12, 8.2, 11.1, 11.2 and 11.3 herein:

By:	By:
Name:	Name:
Title:	Title:

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ABRDN INCOME CREDIT STRATEGIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Income Credit Strategies Fund revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy, Andrew Kim and Katherine Corey, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Income Credit Strategies Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held virtually on November 9, 2022, at 10:00 a.m. Eastern Time and at any adjournment thereof as indicated on the reverse side. If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendingameeting@astfinancial.com or call AST at 1-800-431-9643, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means. Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on November 8, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 431-9643. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on November 9, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/aberdeen/docs/acp.pdf

ABRDN INCOME CREDIT STRATEGIES FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

Proposal:
		FOR	AGAINST	ABSTAIN
1.	To approve the issuance of additional common shares of beneficial interest of abrdn Income Credit Strategies Fund (the “Fund”) in connection with the reorganization of Delaware Ivy High Income Opportunities Fund, another closed-end fund, with and into the Fund.	○	○	○

2.	In their discretion, upon any other business that may properly come before the meeting.

Your vote is important. If you are unable to attend the Special Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting.

THANK YOU FOR VOTING